Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information
as of June 30, 2008
(unaudited)

The following financial supplement is provided to assist in your understanding of PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - June 30, 2008
Table of Contents
Page
Regulation G
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income	6
Segment Information
For the three months ended June 30, 2008 and 2007	7-8
For the six months ended June 30, 2008 and 2007	9-10
Non-Life segment	11-12
U.S. sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by treaty type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds and Equities	30
Distribution of Mortgage/Asset-Backed Securities and Private Market Investments	31
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	32-33
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	34
Analysis of Policy Benefits for Life and Annuity Contracts	35
Reserve Development	36
Reconciliation of GAAP and non-GAAP measures	37-39
Diluted Book Value per Common Share - Treasury Stock Method	40
Diluted Book Value per Common Share - Rollforward	41-42

PartnerRe Ltd.
Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings available to Common Shareholders (Operating Earnings), Diluted Operating Earnings per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE) (non-GAAP financial measures): The Company uses Operating Earnings, Diluted Operating Earnings per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings exclude the impact of net realized and unrealized gains and losses on investments, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings for the period divided by the common shareholders’ equity as of the beginning of the period. Operating Earnings and Diluted Operating Earnings per Common Share should not be viewed as a substitute for Net Income or Diluted Net Income per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Diluted Book Value excluding NURGL) (non-GAAP financial measure): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates on the unrealized gains and losses on investments (net of tax). The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital (non-GAAP financial measure): The Company calculates total capital as the sum of total shareholders’ equity, long-term debt, capital efficient notes and senior notes. The Company uses Total Capital a a measure to manage the capital structure of the Company.

PartnerRe Ltd.
Consolidated Income Statements
(Expressed in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Revenues
Gross premiums written	$968,163	$1,439,332	$722,700	$877,943	$907,758

Net premiums written	$956,269	$1,411,564	$714,376	$873,474	$898,686
(Increase) decrease in unearned premiums	(730)	(501,811)	275,382	182,921	(9,409)
Net premiums earned	955,539	909,753	989,758	1,056,395	889,277
Net investment income	145,494	137,010	137,771	135,577	130,894
Net realized and unrealized investment (losses) gains (1)	(296,255)	25,112	(16,510)	(3,103)	(53,647)
Other income (loss)	4,591	1,639	(14,530)	5,445	(8,911)
Total revenues	809,369	1,073,514	1,096,489	1,194,314	957,613

Expenses
Losses and loss expenses and life policy benefits	548,720	589,668	517,557	562,132	524,038
Acquisition costs	228,170	204,238	227,222	215,456	206,313
Other operating expenses	96,737	92,280	88,481	79,073	79,947
Interest expense	14,914	11,896	13,374	13,649	13,484
Net foreign exchange (gains) losses	(1,574)	4,798	(1,568)	3,567	9,308
Total expenses	886,967	902,880	845,066	873,877	833,090

(Loss) income before taxes and interest in (losses) earnings of equity investments	(77,598)	170,634	251,423	320,437	124,523
Income tax (benefit) expense	(53,423)	42,726	4,303	34,825	22,716
Interest in (losses) earnings of equity investments	(1,849)	1,112	(66,517)	(22,691)	3,214
Net (loss) income	$(26,024)	$129,020	$180,603	$262,921	$105,021

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631

Operating earnings available to common shareholders	$183,830	$110,211	$257,369	$274,198	$135,951

Comprehensive (loss) income, net of tax	$(15,302)	$190,197	$233,897	$387,271	$82,613

Per Share Data:
(Loss) earnings per common share:
Basic operating earnings	$3.39	$2.03	$4.69	$4.90	$2.40
Net realized and unrealized investment (losses) gains, net of tax (1)	(4.04)	0.17	(0.35)	0.05	(0.76)
Interest in earnings (losses) of equity investments, net of tax	0.01	0.02	(1.21)	(0.40)	0.06
Basic net (loss) income	$(0.64)	$2.22	$3.13	$4.55	$1.70

Weighted average number of common shares outstanding	54,276.6	54,248.3	54,892.7	55,906.6	56,682.8

Diluted operating earnings	$3.39	$1.98	$4.55	$4.78	$2.34
Net realized and unrealized investment (losses) gains, net of tax (1)	(4.04)	0.16	(0.34)	0.05	(0.74)
Interest in earnings (losses) of equity investments, net of tax	0.01	0.02	(1.17)	(0.39)	0.06
Diluted net (loss) income	$(0.64)	$2.16	$3.04	$4.44	$1.66

Weighted average number of common and common share equivalents outstanding	54,276.6	55,711.2	56,578.5	57,329.2	58,148.7

(1) Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment losses include both realized and unrealized losses on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment losses included realized losses on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Consolidated Income Statements
(Expressed in thousands of U.S dollars or shares, except per share data)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Revenues
Gross premiums written	$2,407,495	$2,209,521	$3,810,164	$3,733,920

Net premiums written	$2,367,833	$2,169,258	$3,757,109	$3,689,548
(Increase) decrease in unearned premiums	(502,540)	(437,940)	20,362	(22,280)
Net premiums earned	1,865,293	1,731,318	3,777,471	3,667,268
Net investment income	282,504	249,911	523,259	449,401
Net realized and unrealized investment (losses) gains (1)	(271,143)	(52,879)	(72,492)	47,160
Other income (loss)	6,228	(8,393)	(17,479)	23,555
Total revenues	1,882,882	1,919,957	4,210,759	4,187,384

Expenses
Losses and loss expenses and life policy benefits	1,138,388	1,002,772	2,082,461	2,111,337
Acquisition costs	432,408	407,037	849,715	849,241
Other operating expenses	189,017	158,931	326,486	309,544
Interest expense	26,810	26,994	54,017	61,387
Net foreign exchange losses	3,223	13,554	15,552	23,204
Total expenses	1,789,846	1,609,288	3,328,231	3,354,713

Income before taxes and interest in (losses) earnings of equity investments	93,036	310,669	882,528	832,671
Income tax (benefit) expense	(10,697)	42,620	81,748	95,305
Interest in (losses) earnings of equity investments	(737)	6,239	(82,968)	11,966
Net income	$102,996	$274,288	$717,812	$749,332

Preferred dividends	$17,263	$17,263	$34,525	$34,525

Operating earnings available to common shareholders	$294,041	$290,875	$822,442	$656,382

Comprehensive income, net of tax	$174,895	$267,524	$888,692	$784,898

Per Share Data:
Earnings per common share:
Basic operating earnings	$5.42	$5.12	$14.66	$11.55
Net realized and unrealized investment (losses) gains, net of tax (1)	(3.87)	(0.71)	(1.00)	0.82
Interest in earnings (losses) of equity investments, net of tax	0.03	0.11	(1.48)	0.21
Basic net income	$1.58	$4.52	$12.18	$12.58

Weighted average number of common shares outstanding	54,262.5	56,820.8	56,104.4	56,822.5

Diluted operating earnings	$5.28	$5.00	$14.29	$11.36
Net realized and unrealized investment (losses) gains, net of tax (1)	(3.77)	(0.69)	(0.98)	0.80
Interest in earnings (losses) of equity investments, net of tax	0.03	0.11	(1.44)	0.21
Diluted net income	$1.54	$4.42	$11.87	$12.37

Weighted average number of common and common share equivalents outstanding	55,685.6	58,173.7	57,557.9	57,802.8

(1) Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment losses include both realized and unrealized losses on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment losses included realized losses on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S dollars or shares, except per share data)
(Unaudited)

	June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		December 31, 2006		December 31, 2005

Assets
Total investments	$11,561,358		$11,691,038		$10,917,341		$10,695,174		$9,890,107		$9,689,937		$8,577,360
Cash and cash equivalents	480,349		497,567		654,895		834,259		1,052,192		988,788		1,001,378
Accrued investment income	201,234		179,611		176,386		147,399		170,541		157,923		143,548
Reinsurance balances receivable	2,160,974		2,135,239		1,449,702		1,774,779		1,899,596		1,573,566		1,493,507
Funds held by reinsured companies	938,804		954,421		1,083,036		1,097,801		989,702		1,002,402		970,614
Deferred acquisition costs	756,582		750,627		641,818		660,831		644,653		542,698		437,741
Other assets	1,097,842		1,082,416		1,113,771		1,036,645		1,018,747		992,911		1,119,982
Total assets	$17,197,143		$17,290,919		$16,036,949		$16,246,888		$15,665,538		$14,948,225		$13,744,130

Liabilities
Unpaid losses and loss expenses	$7,614,036		$7,573,371		$7,231,436		$7,110,240		$6,944,959		$6,870,785		$6,737,661
Policy benefits for life and annuity contracts	1,641,389		1,600,447		1,541,687		1,622,564		1,494,205		1,430,691		1,223,871
Unearned premiums	1,837,256		1,837,778		1,267,873		1,535,611		1,694,517		1,215,624		1,136,233
Reinsurance balances payable	150,547		155,133		119,853		194,438		122,275		115,897		127,607
Debt obligations	907,605		877,605		877,605		877,605		877,605		877,605		826,186
Other liabilities	637,068		773,981		676,938		681,207		594,735		651,776		599,785
Total liabilities	12,787,901		12,818,315		11,715,392		12,021,665		11,728,296		11,162,378		10,651,343

Total shareholders' equity	4,409,242		4,472,604		4,321,557		4,225,223		3,937,242		3,785,847		3,092,787

Total liabilities and shareholders' equity	$17,197,143		$17,290,919		$16,036,949		$16,246,888		$15,665,538		$14,948,225		$13,744,130

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$72.02		$72.84		$70.07		$66.74		$60.49		$57.22		$45.35
Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all stock-based awards)	$70.22		$70.93		$67.96		$65.07		$58.96		$56.07		$44.57

Number of Common and Common Share Equivalents Outstanding	55,388.3		55,725.7		55,936.4		56,938.8		57,959.6		58,248.8		57,724.1

Capital Structure:
Long-term debt	$400,000	8%	$620,000	12%	$620,000	12%	$620,000	12%	$620,000	13%	$620,000	13%	$620,000	16%
Senior notes(1)	250,000	5	-	-	-	-	-	-	-	-	-	-	-	-
Capital efficient notes(2)	250,000	5	250,000	5	250,000	5	250,000	5	250,000	5	250,000	6	-	-
Trust preferred securities(3)	-	-	-	-	-	-	-	-	-	-	-	-	200,000	5
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	5	290,000	5	290,000	6	290,000	6	290,000	6	290,000	6	290,000	7
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	4	230,000	4	230,000	4	230,000	4	230,000	5	230,000	5	230,000	6
Common shareholders' equity	3,889,242	73	3,952,604	74	3,801,557	73	3,705,223	73	3,417,242	71	3,265,847	70	2,572,787	66
Total Capital	$5,309,242	100%	$5,342,604	100%	$5,191,557	100%	$5,095,223	100%	$4,807,242	100%	$4,655,847	100%	$3,912,787	100%

(1) PartnerRe Finance A LLC, the issuer of the senior notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $250 million on its Consolidated Balance Sheets.

(2) PartnerRe Finance II, the issuer of the capital efficient notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $257.6 million on its Consolidated Balance Sheets.

(3) Neither the Trust that issued the securities nor PartnerRe Finance I, which owns the Trust, meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $206.2 million on its Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Net cash provided by (used in) operating activities:

Underwriting operations	$102	$159	$134	$262	$74

Investment income	127	141	111	162	132

Taxes and foreign exchange	(7)	(3)	(20)	(12)	(13)

Cash flow from operations	222	297	225	412	193

Transfer (to) from trading securities (1)	-	-	(300)	(86)	99

Net cash provided by (used in) operating activities as published	$222	$297	$(75)	$326	$292

Net cash provided by (used in) operating activities	$222	$297	$(75)	$326	$292

Net cash (used in) provided by investing activities (1)	(209)	(406)	43	(445)	(282)

Net cash used in financing activities	(28)	(49)	(146)	(107)	(61)

Effect of foreign exchange rate changes on cash	(2)	-	(1)	8	4

Decrease in cash and cash equivalents	(17)	(158)	(179)	(218)	(47)

Cash and cash equivalents - beginning of period	497	655	834	1,052	1,099

Cash and cash equivalents - end of period	$480	$497	$655	$834	$1,052

(1) Following the adoption of SFAS 159 on January 1, 2008, purchases and sales of trading securities are classified within investing activities.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Net cash provided by operating activities:

Underwriting operations	$261	$254	$650	$440

Investment income	268	242	515	465

Taxes and foreign exchange	(10)	(34)	(66)	(23)

Cash flow from operations	519	462	1,099	882

Transfer from (to) trading securities (1)	-	514	128	(390)

Net cash provided by operating activities as published	$519	$976	$1,227	$492

Net cash provided by operating activities	$519	$976	$1,227	$492

Net cash used in investing activities (1)	(615)	(791)	(1,193)	(437)

Net cash used in financing activities	(77)	(126)	(379)	(73)

Effect of foreign exchange rate changes on cash	(2)	4	11	6

(Decrease) increase in cash and cash equivalents	(175)	63	(334)	(12)

Cash and cash equivalents - beginning of period	655	989	989	1,001

Cash and cash equivalents - end of period	$480	$1,052	$655	$989

(1) Following the adoption of SFAS 159 on January 1, 2008, purchases and sales of trading securities are classified within investing activities.

PartnerRe Ltd.
Consolidated Statements of Comprehensive Income
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Net (loss) income	$(26,024)	$129,020	$180,603	$262,921	$105,021

Change in net unrealized gains or losses on investments, net of tax	6,653	8,574	13,243	71,997	(54,167)
Change in currency translation adjustment	4,000	53,006	35,744	52,702	31,695
Change in unfunded pension obligation, net of tax	69	(403)	4,307	(349)	64

Comprehensive (loss) income, net of tax	$(15,302)	$190,197	$233,897	$387,271	$82,613

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Net income	$102,996	$274,288	$717,812	$749,332

Change in net unrealized gains or losses on investments, net of tax	15,227	(47,406)	37,834	(20,136)
Change in currency translation adjustment	57,006	40,597	129,043	56,120
Change in unfunded pension obligation, net of tax	(334)	45	4,003	(418)

Comprehensive income, net of tax	$174,895	$267,524	$888,692	$784,898

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended June 30, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-Life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$254	$134	$291	$145	$824	$138	$6	$968

Net premiums written	$246	$132	$291	$145	$814	$136	$6	$956
Decrease (increase) in unearned premiums	39	54	(19)	(80)	(6)	10	(4)	-
Net premiums earned	$285	$186	$272	$65	$808	$146	$2	$956
Losses and loss expenses and
life policy benefits	(227)	(87)	(144)	20	(438)	(111)	-	(549)
Acquisition costs	(64)	(48)	(75)	(7)	(194)	(34)	-	(228)
Technical result	$(6)	$51	$53	$78	$176	$1	$2	$179

Other income					2	-	3	5
Other operating expenses					(63)	(12)	(22)	(97)
Underwriting result					$115	$(11)	n/a	$87

Net investment income						18	127	145
Allocated underwriting result (1)						$7	n/a	n/a

Net realized and unrealized investment losses							(296)	(296)
Interest expense							(15)	(15)
Net foreign exchange gains							2	2
Income tax benefit							53	53
Interest in losses of equity investments							(2)	(2)
Net loss							n/a	$(26)

Loss ratio (2)	79.6%	46.7%	52.8%	(30.7)%	54.2%
Acquisition ratio (3)	22.7	25.6	27.7	10.2	24.0
Technical ratio (4)	102.3%	72.3%	80.5%	(20.5)%	78.2%
Other operating expense ratio (5)					7.7
Combined ratio (6)					85.9%

(1) Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2) Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3) Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4) Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5) Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6) Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended June 30, 2007

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-Life Segment	Life Segment	Corporate and Other (A)	Total

Gross premiums written	$229	$129	$275	$131	$764	$144	$-	$908

Net premiums written	$229	$127	$275	$132	$763	$136	$-	$899
Decrease (increase) in unearned premiums	12	46	(10)	(66)	(18)	7	1	(10)
Net premiums earned	$241	$173	$265	$66	$745	$143	$1	$889
Losses and loss expenses and
life policy benefits	(150)	(131)	(110)	(16)	(407)	(117)	-	(524)
Acquisition costs	(56)	(44)	(70)	(7)	(177)	(29)	-	(206)
Technical result	$35	$(2)	$85	$43	$161	$(3)	$1	$159

Other income (loss)					2	-	(11)	(9)
Other operating expenses					(52)	(8)	(20)	(80)
Underwriting result					$111	$(11)	n/a	$70

Net investment income						15	116	131
Allocated underwriting result (1)						$4	n/a	n/a

Net realized investment losses							(54)	(54)
Interest expense							(13)	(13)
Net foreign exchange losses							(9)	(9)
Income tax expense							(23)	(23)
Interest in earnings of equity investments							3	3
Net income							n/a	$105

Loss ratio (2)	62.1%	75.6%	41.4%	24.7%	54.6%
Acquisition ratio (3)	23.5	25.6	26.2	10.0	23.7
Technical ratio (4)	85.6%	101.2%	67.6%	34.7%	78.3%
Other operating expense ratio (5)					7.0
Combined ratio (6)					85.3%

(A) The Company reports the results of ChannelRe on a one-quarter lag. The three months ended June 30, 2007 include the Company’s share of ChannelRe’s net income in the amount  of $3.2 million.

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the six months ended June 30, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-Life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$586	$509	$645	$343	$2,083	$313	$11	$2,407

Net premiums written	$578	$505	$624	$343	$2,050	$307	$11	$2,368
Increase in unearned premiums	(27)	(118)	(134)	(201)	(480)	(16)	(7)	(503)
Net premiums earned	$551	$387	$490	$142	$1,570	$291	$4	$1,865
Losses and loss expenses and
life policy benefits	(398)	(234)	(291)	18	(905)	(233)	-	(1,138)
Acquisition costs	(131)	(100)	(129)	(13)	(373)	(59)	-	(432)
Technical result	$22	$53	$70	$147	$292	$(1)	$4	$295

Other income					3	-	3	6
Other operating expenses					(120)	(21)	(48)	(189)
Underwriting result					$175	$(22)	n/a	$112

Net investment income						33	249	282
Allocated underwriting result (1)						$11	n/a	n/a

Net realized and unrealized investment losses							(271)	(271)
Interest expense							(27)	(27)
Net foreign exchange losses							(3)	(3)
Income tax benefit							11	11
Interest in losses of equity investments							(1)	(1)
Net income							n/a	$103

Loss ratio (2)	72.2%	60.6%	59.5%	(12.9)%	57.6%
Acquisition ratio (3)	23.7	25.7	26.3	9.6	23.8
Technical ratio (4)	95.9%	86.3%	85.8%	(3.3)%	81.4%
Other operating expense ratio (5)					7.6
Combined ratio (6)					89.0%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the six months ended June 30, 2007

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-Life Segment	Life Segment	Corporate and Other (A)	Total

Gross premiums written	$524	$462	$580	$343	$1,909	$300	$1	$2,210

Net premiums written	$523	$459	$560	$343	$1,885	$283	$1	$2,169
Increase in unearned premiums	(61)	(110)	(74)	(183)	(428)	(10)	-	(438)
Net premiums earned	$462	$349	$486	$160	$1,457	$273	$1	$1,731
Losses and loss expenses and
life policy benefits	(287)	(249)	(209)	(45)	(790)	(213)	-	(1,003)
Acquisition costs	(114)	(90)	(127)	(16)	(347)	(60)	-	(407)
Technical result	$61	$10	$150	$99	$320	$-	$1	$321

Other income (loss)					4	-	(12)	(8)
Other operating expenses					(104)	(15)	(40)	(159)
Underwriting result					$220	$(15)	n/a	$154

Net investment income						26	224	250
Allocated underwriting result (1)						$11	n/a	n/a

Net realized investment losses							(53)	(53)
Interest expense							(27)	(27)
Net foreign exchange losses							(13)	(13)
Income tax expense							(43)	(43)
Interest in earnings of equity investments							6	6
Net income							n/a	$274

Loss ratio (2)	62.1%	71.2%	43.1%	28.2%	54.2%
Acquisition ratio (3)	24.6	25.7	26.0	10.2	23.8
Technical ratio (4)	86.7%	96.9%	69.1%	38.4%	78.0%
Other operating expense ratio (5)					7.1
Combined ratio (6)					85.1%

(A) The Company reports the results of ChannelRe on a one-quarter lag. The six months ended June 30, 2007 include the Company's share of ChannelRe's net income in the amount  of $6.1 million.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Non-life segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Net premiums written	$814	$1,236	$569	$730	$763

Net premiums earned	$808	$763	$838	$909	$745

Losses and loss expenses	(438)	(468)	(409)	(429)	(407)
Acquisition costs	(194)	(179)	(194)	(193)	(177)
Technical result	$176	$116	$235	$287	$161

Other income	2	1	-	2	2
Other operating expenses	(63)	(57)	(59)	(52)	(52)
Underwriting result	$115	$60	$176	$237	$111

Loss ratio (1)	54.2%	61.3%	48.8%	47.2%	54.6%
Acquisition ratio (2)	24.0	23.5	23.2	21.3	23.7
Technical ratio (3)	78.2%	84.8%	72.0%	68.5%	78.3%
Other operating expense ratio (4)	7.7	7.5	7.0	5.7	7.0
Combined ratio (5)	85.9%	92.3%	79.0%	74.2%	85.3%

(1) Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2) Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3) Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4) Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5) Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Non-life segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$2,050	$1,885	$3,185	$3,192

Net premiums earned	$1,570	$1,457	$3,203	$3,172

Losses and loss expenses	(905)	(790)	(1,627)	(1,741)
Acquisition costs	(373)	(347)	(734)	(731)
Technical result	$292	$320	$842	$700

Other income	3	4	7	5
Other operating expenses	(120)	(104)	(214)	(206)
Underwriting result	$175	$220	$635	$499

Loss ratio (1)	57.6%	54.2%	50.8%	54.8%
Acquisition ratio (2)	23.8	23.8	22.9	23.1
Technical ratio (3)	81.4%	78.0%	73.7%	77.9%
Other operating expense ratio (4)	7.6	7.1	6.7	6.5
Combined ratio (5)	89.0%	85.1%	80.4%	84.4%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

U.S. sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Net premiums written	$246	$332	$218	$279	$229

Net premiums earned	$285	$266	$264	$273	$241

Losses and loss expenses	(227)	(171)	(161)	(160)	(150)
Acquisition costs	(64)	(66)	(63)	(64)	(56)
Technical result	$(6)	$29	$40	$49	$35

Loss ratio (1)	79.6%	64.2%	61.0%	58.6%	62.1%
Acquisition ratio (2)	22.7	24.9	23.8	23.3	23.5
Technical ratio (3)	102.3%	89.1%	84.8%	81.9%	85.6%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	47%	48%	54%	54%	45%
Agriculture	32	16	20	11	17
Property	11	16	7	14	18
Multiline	3	10	7	6	5
Motor	4	5	6	8	7
Other	3	5	6	7	8
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

U.S. sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$578	$523	$1,020	$1,029

Net premiums earned	$551	$462	$999	$1,030

Losses and loss expenses	(398)	(287)	(608)	(725)
Acquisition costs	(131)	(114)	(241)	(243)
Technical result	$22	$61	$150	$62

Loss ratio (1)	72.2%	62.1%	60.8%	70.3%
Acquisition ratio (2)	23.7	24.6	24.1	23.7
Technical ratio (3)	95.9%	86.7%	84.9%	94.0%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	47%	47%	50%	52%
Agriculture	23	9	12	12
Property	14	17	14	15
Multiline	7	11	9	8
Motor	5	7	7	7
Other	4	9	8	6
Total	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Net premiums written	$132	$373	$127	$151	$127

Net premiums earned	$186	$201	$217	$192	$173

Losses and loss expenses	(87)	(147)	(140)	(135)	(131)
Acquisition costs	(48)	(52)	(55)	(46)	(44)
Technical result	$51	$2	$22	$11	$(2)

Loss ratio (1)	46.7%	73.4%	64.4%	70.3%	75.6%
Acquisition ratio (2)	25.6	25.9	25.3	24.2	25.6
Technical ratio (3)	72.3%	99.3%	89.7%	94.5%	101.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	63%	64%	71%	71%	73%
Casualty	13	17	13	12	13
Motor	24	19	16	17	14
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$505	$459	$738	$760

Net premiums earned	$387	$349	$758	$775

Losses and loss expenses	(234)	(249)	(523)	(505)
Acquisition costs	(100)	(90)	(191)	(209)
Technical result	$53	$10	$44	$61

Loss ratio (1)	60.6%	71.2%	69.0%	65.1%
Acquisition ratio (2)	25.7	25.7	25.2	27.1
Technical ratio (3)	86.3%	96.9%	94.2%	92.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	64%	66%	68%	67%
Casualty	15	16	15	14
Motor	21	18	17	19
Total	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Net premiums written	$291	$333	$216	$250	$275

Net premiums earned	$272	$219	$247	$274	$265

Losses and loss expenses	(144)	(148)	(122)	(119)	(110)
Acquisition costs	(75)	(54)	(66)	(68)	(70)
Technical result	$53	$17	$59	$87	$85

Loss ratio (1)	52.8%	67.7%	49.4%	43.5%	41.4%
Acquisition ratio (2)	27.7	24.6	26.7	24.7	26.2
Technical ratio (3)	80.5%	92.3%	76.1%	68.2%	67.6%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	15%	11%	21%	18%	20%
Credit/Surety	20	19	21	20	17
Engineering	20	16	26	21	20
Marine	12	12	15	14	11
Specialty casualty	13	19	6	8	14
Specialty property	6	15	4	7	5
Other	14	8	7	12	13
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$624	$560	$1,026	$991

Net premiums earned	$490	$486	$1,006	$979

Losses and loss expenses	(291)	(209)	(450)	(446)
Acquisition costs	(129)	(127)	(260)	(236)
Technical result	$70	$150	$296	$297

Loss ratio (1)	59.5%	43.1%	44.7%	45.6%
Acquisition ratio (2)	26.3	26.0	25.9	24.1
Technical ratio (3)	85.8%	69.1%	70.6%	69.7%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	13%	15%	17%	20%
Credit/Surety	20	18	19	18
Engineering	18	16	20	17
Marine	12	12	13	12
Specialty casualty	16	16	12	12
Specialty property	10	11	8	8
Other	11	12	11	13
Total	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Catastrophe sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Net premiums written	$145	$198	$8	$50	$132

Net premiums earned	$65	$77	$110	$170	$66

Losses and loss expenses	20	(2)	14	(15)	(16)
Acquisition costs	(7)	(7)	(10)	(15)	(7)
Technical result	$78	$68	$114	$140	$43

Loss ratio (1)	(30.7)%	2.0%	(12.8)%	8.8%	24.7%
Acquisition ratio (2)	10.2	9.1	9.6	9.1	10.0
Technical ratio (3)	(20.5)%	11.1%	(3.2)%	17.9%	34.7%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Catastrophe sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$343	$343	$401	$412

Net premiums earned	$142	$160	$440	$388

Losses and loss expenses	18	(45)	(46)	(65)
Acquisition costs	(13)	(16)	(42)	(43)
Technical result	$147	$99	$352	$280

Loss ratio (1)	(12.9)%	28.2%	10.5%	16.9%
Acquisition ratio (2)	9.6	10.2	9.6	11.1
Technical ratio (3)	(3.3)%	38.4%	20.1%	28.0%

PartnerRe Ltd. Segment Information (Expressed in millions of U.S. dollars) (Unaudited)

Life segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Net premiums written	$136	$170	$144	$142	$136

Net premiums earned	$146	$145	$151	$147	$143

Life policy benefits	(111)	(122)	(109)	(133)	(117)
Acquisition costs	(34)	(25)	(33)	(22)	(29)
Technical result	$1	$(2)	$9	$(8)	$(3)

Other operating expenses	(12)	(9)	(9)	(8)	(8)
Underwriting result	$(11)	$(11)	$-	$(16)	$(11)

Net investment income	18	15	11	16	15
Allocated underwriting result (1)	$7	$4	$11	$-	$4

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	85%	86%	81%	80%	79%
Longevity	12	12	15	18	19
Health	3	2	4	2	2
Total	100%	100%	100%	100%	100%

(1) Allocated underwriting result is defined as net premiums earned and allocated net investment income less life policy benefits, acquisition costs, and other operating expenses.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Life segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Net premiums written	$307	$283	$569	$487

Net premiums earned	$291	$273	$571	$487

Life policy benefits	(233)	(213)	(455)	(363)
Acquisition costs	(59)	(60)	(116)	(117)
Technical result	$(1)	$-	$-	$7

Other operating expenses	(21)	(15)	(33)	(29)
Underwriting result	$(22)	$(15)	$(33)	$(22)

Net investment income	33	26	54	51
Allocated underwriting result (1)	$11	$11	$21	$29

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	86%	83%	82%	79%
Longevity	12	14	15	19
Health	2	3	3	2
Total	100%	100%	100%	100%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Corporate and Other

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Technical result	$2	$2	$1	$-	$1

Other income (loss)	3	-	(15)	3	(11)
Corporate expenses	(18)	(22)	(16)	(15)	(19)
Other operating expenses	(4)	(4)	(4)	(4)	(1)

Net investment income	127	122	127	120	116

Net realized and unrealized investment (losses) gains (1)	(296)	25	(17)	(3)	(54)
Interest expense	(15)	(12)	(13)	(14)	(13)
Net foreign exchange gains (losses)	2	(4)	2	(3)	(9)
Income tax benefit (expense)	53	(43)	(4)	(35)	(23)
Interest in (losses) earnings of equity investments (A)	(2)	1	(67)	(23)	3

PartnerRe's interest in ChannelRe's net (loss) income (A)	-	-	(76)	(23)	3

(1)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment losses include both realized and unrealized losses on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment losses included realized losses on investments and other-than-temporary impairment charges.

(A)	The Company reports the results of its equity investments on a one-quarter lag.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

Corporate and Other

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Technical result	$4	$1	$3	$-

Other income (loss)	3	(12)	(24)	19
Corporate expenses	(40)	(36)	(67)	(62)
Other operating expenses	(8)	(4)	(13)	(13)

Net investment income	249	224	469	398

Net realized and unrealized investment (losses) gains (1)	(271)	(53)	(72)	47
Interest expense	(27)	(27)	(54)	(61)
Net foreign exchange losses	(3)	(13)	(15)	(24)
Income tax benefit (expense)	11	(43)	(82)	(95)
Interest in (losses) earnings of equity investments (A)	(1)	6	(83)	12

PartnerRe's interest in ChannelRe's net income (loss) (A)	-	6	(93)	12

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

		For the three months ended
		June 30,	March 31,	December 31,	September 30,	June 30,
		2008	2008	2007	2007	2007

Distribution of Net Premiums Written by
Line of Business:
	Non-Life
	Property and casualty
	Casualty	14%	16%	19%	19%	13%
	Property	11	21	15	17	15
	Motor	4	6	5	5	4
	Multiline and other	2	3	2	3	2
	Specialty
	Agriculture	10	5	7	5	6
	Aviation/Space	5	3	6	5	6
	Catastrophe	15	14	1	6	15
	Credit/Surety	7	5	8	8	7
	Engineering	6	4	8	6	6
	Energy	3	1	2	2	2
	Marine	3	3	4	4	3
	Specialty casualty	4	4	2	2	4
	Specialty property	2	3	1	2	2
	Life	14	12	20	16	15
		$100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Geography:
	Europe	39%	52%	47%	40%	40%
	North America	47	36	41	44	47
	Asia, Australia and New Zealand	7	5	6	6	8
	Latin America, Caribbean and Africa	7	7	6	10	5
		100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Production Source:
	Broker	75%	70%	65%	69%	72%
	Direct	25	30	35	31	28
		100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

		For the six months ended		For the year ended
		June 30,	June 30,	December 31,	December 31,
		2008	2007	2007	2006

Distribution of Net Premiums Written by
Line of Business:
	Non-Life
	Property and casualty
	Casualty	15%	15%	17%	17%
	Property	17	18	17	18
	Motor	6	5	5	6
	Multiline and other	2	4	3	3
	Specialty
	Agriculture	7	3	4	5
	Aviation/Space	3	4	5	6
	Catastrophe	14	16	11	11
	Credit/Surety	6	6	7	6
	Engineering	5	4	5	5
	Energy	2	2	2	2
	Marine	3	3	4	3
	Specialty casualty	4	4	3	3
	Specialty property	3	3	2	2
	Life	13	13	15	13
		100%	100%	$100%	100%

Distribution of Gross Premiums Written by
Geography:
	Europe	47%	46%	45%	42%
	North America	40	42	42	43
	Asia, Australia and New Zealand	6	7	6	8
	Latin America, Caribbean and Africa	7	5	7	7
		100%	100%	100%	100%

Distribution of Gross Premiums Written by
Production Source:
	Broker	72%	70%	69%	69%
	Direct	28	30	31	31
		100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Distribution of Gross Premiums Written by Treaty Type
Non-Life sub-segment:

U.S.
Non-Proportional	30%	45%	20%	35%	33%
Proportional	70	55	80	65	67
Total	100%	100%	100%	100%	100%

Global (Non U.S.) P&C
Non-Proportional	13%	36%	8%	16%	10%
Proportional	87	64	92	84	90
Total	100%	100%	100%	100%	100%

Global (Non U.S.) Specialty
Non-Proportional	13%	26%	6%	12%	14%
Proportional	87	74	94	88	86
Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	98%	96%	98%	98%
Proportional	3	2	4	2	2
Total	100%	100%	100%	100%	100%

Non-Life total
Non-Proportional	33%	45%	13%	27%	33%
Proportional	67	55	87	73	67
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Distribution of Gross Premiums Written by Treaty Type
Non-Life sub-segment:

U.S.
Non-Proportional	38%	46%	37%	42%
Proportional	62	54	63	58
Total	100%	100%	100%	100%

Global (Non U.S.) P&C
Non-Proportional	30%	32%	25%	25%
Proportional	70	68	75	75
Total	100%	100%	100%	100%

Global (Non U.S.) Specialty
Non-Proportional	20%	20%	15%	17%
Proportional	80	80	85	83
Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	99%	99%	94%
Proportional	3	1	1	6
Total	100%	100%	100%	100%

Non-Life total
Non-Proportional	40%	44%	35%	37%
Proportional	60	56	65	63
Total	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,		December 31,		December 31,
	2008 (1)		2008 (1)		2007		2007		2007		2006		2005

Investments:
Fixed maturities
U.S. government	$874	8%	$1,135	10%	$1,217	11%	$1,073	10%	$1,043	11%	$1,000	10%	$716	8%
Government Sponsored Entities (GSEs)	271	2	297	2	328	3	434	4	427	4	357	4	201	2
States or political subdivisions of states of the U.S.	-	-	-	-	-	-	-	-	-	-	1	-	1	-
Other foreign governments	2,917	25	3,112	27	2,821	26	2,734	26	2,349	24	1,985	21	1,775	21
Corporates	3,774	33	3,495	30	3,111	28	2,769	26	2,590	26	2,731	28	2,625	31
Mortgage/asset-backed securities	2,452	21	2,337	20	2,022	19	1,960	18	1,764	18	1,762	18	1,369	16
Total fixed maturities	10,288	89	10,376	89	9,499	87	8,970	84	8,173	83	7,836	81	6,687	78
Short-term investments	108	1	144	1	97	1	122	1	87	1	133	1	231	3
Equities	1,065	9	1,100	9	872	8	1,324	13	1,417	14	1,015	11	1,334	16
Trading securities	-	-	-	-	399	4	141	1	72	1	600	6	220	2
Other invested assets	100	1	71	1	50	-	138	1	141	1	105	1	105	1
Total investments	$11,561	100%	$11,691	100%	$10,917	100%	$10,695	100%	$9,890	100%	$9,689	100%	$8,577	100%

Cash and cash equivalents	$480		$498		$655		$834		$1,052		$989		$1,001
Total investments and cash	12,041		12,189		11,572		11,529		10,942		10,679		9,579

Maturity distribution:
One year or less	$790	8%	$863	8%	$752	8%	$709	8%	$865	11%	$847	11%	$745	11%
More than one year through five years	3,698	35	3,749	36	3,533	37	3,186	35	2,947	36	2,681	34	2,500	36
More than five years through ten years	3,003	29	3,140	30	2,882	30	2,820	31	2,237	27	2,111	26	1,872	27
More than ten years	453	4	431	4	407	4	417	4	447	5	568	7	432	6
Subtotal	7,944	76	8,183	78	7,574	79	7,132	78	6,496	79	6,207	78	5,549	80
Mortgage/asset-backed securities	2,452	24	2,337	22	2,022	21	1,960	22	1,764	21	1,762	22	1,369	20
Total	$10,396	100%	$10,520	100%	$9,596	100%	$9,092	100%	$8,260	100%	$7,969	100%	$6,918	100%

Credit quality by market value:
AAA	59%		64%		65%		66%		67%		65%		61%
AA	8		7		7		6		6		5		4
A	17		14		12		13		13		14		17
BBB	12		11		12		12		10		11		12
Below Investment Grade/Unrated	4		4		4		3		4		5		6
	100%		100%		100%		100%		100%		100%		100%

Expected average duration	3.8	Yrs	4.0	Yrs	3.9	Yrs	4.0	Yrs	3.9	Yrs	4.1	Yrs	3.3	Yrs
Average yield to maturity at market	5.0%		4.4%		4.7%		5.0%		5.2%		4.9%		4.5%
Average credit quality	AA		AA		AA		AA		AA		AA		AA

(1)
On January 1, 2008, the Company adopted SFAS 159. Following the adoption of SFAS 159, the fixed maturities, short-term investments and equities previously classified as available for sale securities are classified as trading securities.

PartnerRe Ltd.
Distribution of Corporate Bonds and Equities
(Unaudited)

	June 30, 2008		June 30, 2008

Distribution by sector - Corporate bonds		Distribution by sector - Equities
Finance	43.6%	Industrials	16.1%
Communications	12.8	Consumer noncyclical	14.3
Consumer noncyclical	9.7	Energy	12.9
Industrials	8.7	Finance	12.8
Insurance	6.7	Insurance	10.1
Energy	5.7	Real estate investment trusts	7.4
Consumer cyclical	4.5	Consumer cyclical	6.5
Technology	2.7	Utilities	5.7
Utilities	2.6	Communications	5.4
Materials	2.2	Technology	4.4
Real estate investment trusts	0.8	Materials	3.0
Total	100.0%	Other	1.4
		Total	100.0%

Concentration of investment risk
The Top 10 corporate bond issuers account for 19.5% of the Company's total corporate bonds. The single largest issuer accounts for 2.9% of the Company's total corporate bonds.

The Top 10 common stock issuers, excluding equity securities held in mutual funds and exchange traded funds, account for 20.6% of the Company's total equities. The single largest issuer accounts for 3.4% of the Company's total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities and Private Markets Investments
(Expressed in thousands of U.S. dollars)
(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating
	Rating at June 30, 2008
	GNMA	GSEs	AAA	AA		A	BBB	Total

U.S. Asset-Backed Securities	$-	$-	$266,383	$95,534	$4,689		$14,807	$381,413
U.S. Collaterized Mortgage Obligations	-	-	60,928	-	933		-	61,861
U.S. Mortgage Backed Securities (MBS)	101,618	1,737,848	-	796	-		-	1,840,262
U.S. MBS Interest Only	-	16,131	-	-	-		-	16,131
Subtotal U.S. mortgage/asset-backed securities	$101,618	$1,753,979	$327,311	$96,330	$5,622		$14,807	$2,299,667

Non-U.S. Asset-Backed Securities	$-	$-	$89,052	$10,579	$12,900		$21,084	$133,615
Non-U.S. Collaterized Mortgage Obligations	-	-	6,102	-	-		-	6,102
Non-U.S. Mortgage Backed Securities	-	-	12,738	-	-		-	12,738
Subtotal Non-U.S. mortgage/asset-backed securities	$-	$-	$107,892	$10,579	$12,900		$21,084	$152,455

Total mortgage/asset-backed securities	$101,618	$1,753,979	$435,203	$106,909	$18,522		$35,891	$2,452,122

Corporate Securities	-	271,508	-	-	-		-	271,508

Total	$101,618	$2,025,487	$435,203	$106,909	$18,522		$35,891	$2,723,630

% of total	3.7%	74.4%	16.0%	3.9%	0.7%		1.3%	100.0%

Carrying and Notional Values of Private Markets Investments and Other Invested Assets
	June 30, 2008
				Net Notional
		Fair Value	Carrying	Amount of	Total Net
	Investments	of Derivatives	Value	Derivatives	Exposures (1)
Private Markets Investments
Principal Finance	$44,719	$(18,024)	$26,695	$233,374	$260,069
Insurance-Linked Securities	-	(3,811)	(3,811)	45,000	41,189
Strategic Investments	68,289	-	68,289	-	68,289
Total other invested assets - Private Markets Investments	$113,008	$(21,835)	$91,173	$278,374	$369,547

Other	9,951	(1,431)	8,520

Total other invested assets	$122,959	$(23,266)	$99,693

(1)
The total net exposures originated in Private Markets are $796 million. In addition to the net exposures listed above of $370 million, the Company has the following other net exposures originated in Private Markets:

-	Principal Finance: $149 million of assets listed under Investments - Fixed Maturities and $23 million of limits on transactions that use reinsurance accounting for a total exposure of $432 milion.
-
Insurance-Linked Securities: $150 million of bonds listed under Investments - Fixed Maturities and $101 million of limits on transactions that use reinsurance accounting for a total exposure of $292 million.

-	Strategic Investments: $4 million of assets listed under Other Assets for a total exposure of $72 million.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008 (1)	2008 (1)	2007	2007	2007

Fixed maturities	$129,056	$119,676	$118,984	$108,522	$99,715
Short-term investments, trading securities, cash and cash
equivalents	4,695	6,295	14,550	12,424	14,611
Equities	7,155	8,360	7,597	9,042	9,683
Funds held and other	10,779	8,856	3,122	11,380	11,753
Investment expenses	(6,191)	(6,177)	(6,482)	(5,791)	(4,868)
Net investment income	$145,494	$137,010	$137,771	$135,577	$130,894

Net realized investment gains (losses) on fixed maturities and short-term investments, excluding other-than-temporary impairments	$17,844	$45,042	$4,992	$3,251	$(19,759)
Net realized investment (losses) gains on equities, excluding other-than-temporary impairments	(20,658)	(25,780)	23,303	(3,094)	46,767
Other-than-temporary impairments	-	-	(36,866)	(13,941)	(63,762)
Net realized gains (losses) on trading securities	-	-	1,562	(8,087)	11,197
Change in net unrealized investment (losses) gains on trading securities	-	-	(13,981)	2,197	(3,841)
Net realized and unrealized investment losses on equity securities sold but not yet purchased	-	-	(391)	(1,036)	(5,251)
Net realized and unrealized (losses) gains on designated hedging activities	-	-	(1,996)	3,894	3,385
Net realized (losses) gains on other invested assets	(16,040)	23,440	16,000	11,547	(18,207)
Change in net unrealized gains (losses) on other invested assets	13,947	(2,132)	-	-	-
Change in net unrealized investment (losses) gains on fixed maturities subject to the fair value option under SFAS 159	(303,100)	73,750	-	-	-
Change in net unrealized investment losses on short-term investments subject to the fair value option under SFAS 159	(193)	(122)	-	-	-
Change in net unrealized investment gains (losses) on equities subject to the fair value option under SFAS 159	14,784	(89,086)	-	-	-
Net other realized and unrealized investment (losses) gains	(2,839)	-	(9,133)	2,166	(4,176)
Net realized and unrealized investment (losses) gains	$(296,255)	$25,112	$(16,510)	$(3,103)	$(53,647)

(1) The Company adopted SFAS 159 effective January 1, 2008. For all periods prior to the adoption of SFAS 159, unrealized gains and losses, net of tax, on available for sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the adoption of SFAS 159, the Company's available for sale securities have been reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are recorded in net realized and unrealized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized and unrealized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in change in net unrealized investment gains and losses on securities subject to the fair value option under SFAS 159.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008 (1)	2007	2007	2006

Fixed maturities	$248,732	$194,165	$421,672	$333,888
Short-term investments, trading securities, cash and cash
equivalents	10,990	28,644	55,618	61,453
Equities	15,514	19,744	36,383	33,163
Funds held and other	19,636	17,837	32,339	40,446
Investment expenses	(12,368)	(10,479)	(22,753)	(19,549)
Net investment income	$282,504	$249,911	$523,259	$449,401

Net realized investment gains (losses) on fixed maturities and short-term investments, excluding other-than-temporary impairments	$62,886	$(25,086)	$(16,842)	$(28,100)
Net realized investment (losses) gains on equities, excluding other-than-temporary impairments	(46,438)	61,829	82,037	91,149
Other-than-temporary impairments	-	(74,190)	(124,997)	(26,561)
Net realized gains on trading securities	-	25,192	18,667	21,685
Change in net unrealized investment (losses) gains on trading securities	-	(19,523)	(31,308)	11,359
Net realized and unrealized investment losses on equity
securities sold but not yet purchased	-	(7,971)	(9,398)	(10,484)
Net realized and unrealized gains on designated hedging activities	-	5,585	7,482	10,645
Net realized gains (losses) on other invested assets	7,400	(17,140)	10,408	(1,242)
Change in net unrealized gains on other invested assets	11,815	-	-	-
Change in net unrealized investment losses on fixed maturities subject to the fair value option under SFAS 159	(229,350)	-	-	-
Change in net unrealized investment losses on short-term investments subject to the fair value option under SFAS 159	(315)	-	-	-
Change in net unrealized investment losses on equities subject to the fair value option under SFAS 159	(74,302)	-	-	-
Net other realized and unrealized investment losses	(2,839)	(1,575)	(8,541)	(21,291)
Net realized and unrealized investment (losses) gains	$(271,143)	$(52,879)	$(72,492)	$47,160

(1) The Company adopted SFAS 159 effective January 1, 2008. For all periods prior to the adoption of SFAS 159, unrealized gains and losses, net of tax, on available for sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the adoption of SFAS 159, the Company's available for sale securities have been reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are recorded in net realized and unrealized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized and unrealized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in change in net unrealized investment gains and losses on securities subject to the fair value option under SFAS 159.

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,	December 31,
	2008	2008	2007	2007	2007	2007	2006

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$7,573,371	$7,231,436	$7,110,240	$6,944,959	$6,926,221	$6,870,785	$6,737,661
Reinsurance recoverable at beginning of period	(135,629)	(132,479)	(134,704)	(129,440)	(130,970)	(138,585)	(185,280)
Net liability at beginning of period	7,437,742	7,098,957	6,975,536	6,815,519	6,795,251	6,732,200	6,552,381

Net incurred losses related to:
Current year	567,961	584,670	504,483	518,009	513,120	2,041,752	1,999,730
Prior years	(130,667)	(116,684)	(95,746)	(88,787)	(106,555)	(414,043)	(251,748)
	437,294	467,986	408,737	429,222	406,565	1,627,709	1,747,982

Net losses paid	(395,895)	(342,356)	(389,224)	(434,139)	(442,216)	(1,620,367)	(1,860,555)

Effects of foreign exchange rate changes	1,510	213,155	103,908	164,934	55,919	359,415	292,392

Net liability at end of period	7,480,651	7,437,742	7,098,957	6,975,536	6,815,519	7,098,957	6,732,200
Reinsurance recoverable at end of period	133,385	135,629	132,479	134,704	129,440	132,479	138,585
Gross liability at end of period	$7,614,036	$7,573,371	$7,231,436	$7,110,240	$6,944,959	$7,231,436	$6,870,785

Breakdown of gross liability at end of period:
Case reserves	$3,198,182	$3,163,431	$3,062,414	$3,069,483	$2,980,552	$3,062,414	$2,946,228
Additional case reserves	304,796	320,706	306,487	299,365	285,973	306,487	294,554
Incurred but not reported reserves	4,111,058	4,089,234	3,862,535	3,741,392	3,678,434	3,862,535	3,630,003
Gross liability at end of period	$7,614,036	$7,573,371	$7,231,436	$7,110,240	$6,944,959	$7,231,436	$6,870,785

Breakdown of gross liability at end of period by Non-Life sub-segment:
U.S.	$2,674,545	$2,581,781	$2,515,820	$2,455,670	$2,462,931	$2,515,820	$2,391,868
Global (Non-U.S.) P&C	2,658,505	2,708,713	2,542,278	2,485,459	2,377,972	2,542,278	2,305,683
Global (Non-U.S.) Specialty	2,049,163	2,009,980	1,887,187	1,840,396	1,760,131	1,887,187	1,747,408
Catastrophe	231,823	272,897	286,151	328,715	343,925	286,151	425,826
Gross liability at end of period	$7,614,036	$7,573,371	$7,231,436	$7,110,240	$6,944,959	$7,231,436	$6,870,785

Unrecognized time value of non-life reserves	$1,184	$1,053	$1,122	$1,171	$1,268	$1,122	$1,143

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	90.5%	73.2%	95.2%	101.1%	108.8%	99.6%	106.4%
Non-life paid losses to net premiums earned ratio	48.9%	44.8%	46.4%	47.7%	59.3%	50.5%	58.5%

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,	December 31,
	2008	2008	2007	2007	2007	2007	2006

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,600,447	$1,541,687	$1,622,564	$1,494,205	$1,500,249	$1,430,691	$1,223,871
Reinsurance recoverable at beginning of period	(44,458)	(43,098)	(40,871)	(39,231)	(42,610)	(42,542)	(31,033)
Net liability at beginning of period	1,555,989	1,498,589	1,581,693	1,454,974	1,457,639	1,388,149	1,192,838

Net incurred losses related to:
Current year	111,785	116,382	111,099	124,408	115,280	453,099	375,355
Prior year	(359)	5,300	(2,280)	8,501	2,193	1,653	(12,000)
	111,426	121,682	108,819	132,909	117,473	454,752	363,355

Net losses paid	(68,124)	(107,217)	(204,512)	(49,806)	(142,008)	(430,281)	(277,717)

Effects of foreign exchange rate changes	1,935	42,935	12,589	43,616	21,870	85,969	109,673

Net liability at end of period	1,601,226	1,555,989	1,498,589	1,581,693	1,454,974	1,498,589	1,388,149
Reinsurance recoverable at end of period	40,163	44,458	43,098	40,871	39,231	43,098	42,542
Gross liability at end of period	$1,641,389	$1,600,447	$1,541,687	$1,622,564	$1,494,205	$1,541,687	$1,430,691

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Prior year net favorable (adverse) reserve development:

Non-Life segment:
U.S.	$22,378	$15,725	$22,242	$19,407	$17,840
Global (Non-U.S.) P&C	51,959	57,550	25,152	12,328	19,546
Global (Non-U.S.) Specialty	31,880	32,865	41,708	44,836	56,724
Catastrophe	24,450	10,544	6,644	12,216	12,445
Total Non-Life net prior year reserve development	$130,667	$116,684	$95,746	$88,787	$106,555

Life segment	$359	$(5,300)	$2,280	$(8,501)	$(2,193)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Prior year net favorable (adverse) reserve development:

Non-Life segment:
U.S.	$38,103	$30,612	$72,261	$1,549
Global (Non-U.S.) P&C	109,509	59,496	96,976	66,318
Global (Non-U.S.) Specialty	64,745	115,586	202,130	208,536
Catastrophe	34,994	23,816	42,676	(24,655)
Total Non-Life net prior year reserve development	$247,351	$229,510	$414,043	$251,748

Life segment	$(4,941)	$4,568	$(1,653)	$12,000

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars except per share data)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders' equity (1) calculated with net (loss) income available to common shareholders	(3.6)%	12.7%	21.1%	31.1%	11.8%
Less:

Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning common shareholders' equity (1) (2)	(23.0)	1.0	(2.3)	0.3	(5.3)

Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders' equity (1)	0.1	0.1	(8.1)	(2.8)	0.4
Annualized operating return on beginning common shareholders' equity (1)	19.3%	11.6%	31.5%	33.6%	16.7%

Net (loss) income	$(26,024)	$129,020	$180,603	$262,921	$105,021
Less:
Net realized and unrealized investment (losses) gains, net of tax (2)	(219,063)	8,936	(18,982)	2,784	(42,775)
Interest in earnings (losses) of equity investments, net of tax	578	1,242	(66,415)	(22,692)	3,214
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631
Operating earnings available to common shareholders	$183,830	$110,211	$257,369	$274,198	$135,951

Per diluted share:
Net (loss) income	$(0.64)	$2.16	$3.04	$4.44	$1.66
Less:
Net realized and unrealized investment (losses) gains, net of tax (2)	(4.04)	0.16	(0.34)	0.05	(0.74)
Interest in earnings (losses) of equity investments, net of tax	0.01	0.02	(1.17)	(0.39)	0.06
Operating earnings	$3.39	$1.98	$4.55	$4.78	$2.34

(1)	Excluding cumulative preferred shares: 2007 and 2006, $520,000
(2)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment losses include both realized and unrealized losses on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment losses included realized losses on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars except per share data)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2008	2007	2007	2006

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders' equity (1) calculated with net income available to common shareholders	4.5%	15.7%	20.9%	27.8%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning common shareholders' equity (1) (2)	(11.1)	(2.5)	(1.7)	1.8
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders' equity (1)	0.1	0.4	(2.6)	0.5
Annualized operating return on beginning common shareholders' equity(1)	15.5%	17.8%	25.2%	25.5%

Net income	$102,996	$274,288	$717,812	$749,332
Less:
Net realized and unrealized investment (losses) gains, net of tax (2)	(210,128)	(40,089)	(56,288)	46,459
Interest in earnings (losses) of equity investments, net of tax	1,820	6,239	(82,867)	11,966
Dividends to preferred shareholders	17,263	17,263	34,525	34,525
Operating earnings available to common shareholders	$294,041	$290,875	$822,442	$656,382

Per diluted share:
Net income	$1.54	$4.42	$11.87	$12.37
Less:
Net realized and unrealized investment (losses) gains, net of tax (2)	(3.77)	(0.69)	(0.98)	0.80
Interest in earnings (losses) of equity investments, net of tax	0.03	0.11	(1.44)	0.21
Operating earnings	$5.28	$5.00	$14.29	$11.36

(1)	Excluding cumulative preferred shares: 2007 and 2006, $520,000
(2)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment losses include both realized and unrealized losses on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment losses included realized losses on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,	December 31,
	2008	2008	2007	2007	2007	2006	2005

Reconciliation of GAAP and non-GAAP measures:

Shareholders' equity	$4,409,242	$4,472,604	$4,321,557	$4,225,223	$3,937,242	$3,785,847	$3,092,787
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders' equity	3,889,242	3,952,604	3,801,557	3,705,223	3,417,242	3,265,847	2,572,787

Less:
Net unrealized (losses) gains on fixed income securities, net of tax	(96,837)	139,920	71,958	1,728	(79,079)	(18,694)	4,382

Book value excluding net unrealized gains or losses on fixed income securities, net of tax	$3,986,079	$3,812,684	$3,729,599	$3,703,495	$3,496,321	$3,284,541	$2,568,405

Divided by:
Number of common and common share equivalents outstanding	55,388.3	55,725.7	55,936.4	56,938.8	57,959.6	58,248.8	57,724.1

Equals:
Diluted book value per common and common share equivalents outstanding
excluding net unrealized gains or losses on fixed income securities, net of tax	$71.97	$68.42	$66.68	$65.04	$60.32	$56.39	$44.49

PartnerRe Ltd. Diluted Book Value per Common Share - Treasury Stock Method (1)
(in thousands of U.S. dollars or shares, except per share data)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Total shareholders' equity	$4,409,242	$4,472,604	$4,321,557	$4,225,223	$3,937,242
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)
Common shareholders' equity	$3,889,242	$3,952,604	$3,801,557	$3,705,223	$3,417,242

Basic common shares outstanding	54,004.9	54,262.9	54,250.5	55,516.1	56,493.7

Basic book value per common share	$72.02	$72.84	$70.07	$66.74	$60.49

Diluted book value per common share

Common shareholders' equity	$3,889,242	$3,952,604	$3,801,557	$3,705,223	$3,417,242

Basic common shares outstanding	54,004.9	54,262.9	54,250.5	55,516.1	56,493.7
Add: Stock options and other	2,820.1	3,002.5	3,018.5	3,126.2	3,297.4
Add: Restricted stock units	748.9	690.5	680.6	679.3	668.8
Add: Forward sale contract	-	-	115.4	-	-
Less: Stock options and other bought back via treasury stock method	(2,185.6)	(2,230.2)	(2,128.6)	(2,382.8)	(2,500.3)

Diluted common and common share equivalents outstanding	55,388.3	55,725.7	55,936.4	56,938.8	57,959.6

Diluted book value per common share	$70.22	$70.93	$67.96	$65.07	$58.96

(1) This method assumes that proceeds received upon exercise of options will be used to repurchase the Company's common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company's forward sale contract are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars or shares, except per share data)
(Unaudited)

	As of and for the three months ended		As of and for the six months ended
	June 30, 2008		June 30, 2008

	Common shareholders' equity	Diluted book value per common share	Common shareholders' equity	Diluted book value per common share

Common shareholders' equity / diluted book value per common share at beginning of period	$3,953	$70.93	$3,802	$67.96

Technical result	179	3.29	295	5.29
Other operating expenses	(97)	(1.78)	(189)	(3.39)
Net investment income	145	2.68	282	5.07
Other, net	(8)	(0.16)	(24)	(0.43)
Operating income tax expense	(26)	(0.48)	(53)	(0.95)
Preferred dividends	(9)	(0.16)	(17)	(0.31)
Operating earnings	184	3.39	294	5.28

Net realized and unrealized investment losses, net of tax (1)	(219)	(4.04)	(210)	(3.77)
Interest in earnings of equity investments, net of tax	1	0.01	2	0.03
Net (loss) income available to common shareholders	(34)	(0.64)	86	1.54

Common share dividends	(25)	(0.46)	(50)	(0.92)
Change in currency translation adjustment	4	0.07	57	1.02
Change in net unrealized gains or losses on investments, net of tax	6	0.12	15	0.27
Repurchase of common shares, net	(14)	(0.27)	(20)	(0.36)
Other, net	(1)	(0.02)	(1)	(0.02)

Impact of change in number of common and common share equivalents outstanding	n/a	0.49	n/a	0.73

Common shareholders' equity / diluted book value per common share at end of period	$3,889	$70.22	$3,889	$70.22

(1)
Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment losses include both realized and unrealized losses on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment losses included realized losses on investments and other-than-temporary impairment charges.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars or shares, except per share data)
(Unaudited)

	As of and for the year ended		As of and for the year ended
	December 31, 2007		December 31, 2006
	Common shareholders' equity	Diluted book value per common share	Common shareholders' equity	Diluted book value per common share

Common shareholders' equity / diluted book value per common share at beginning of period	$3,266	$56.07	$2,573	$44.57

Technical result	845	14.69	707	12.23
Other operating expenses	(327)	(5.69)	(310)	(5.36)
Net investment income	523	9.09	449	7.77
Other, net	(86)	(1.50)	(61)	(1.04)
Operating income tax expense	(98)	(1.70)	(94)	(1.64)
Preferred dividends	(35)	(0.60)	(35)	(0.60)
Operating earnings	822	14.29	656	11.36

Net realized investment (losses) gains, net of tax	(56)	(0.98)	47	0.80
Interest in (losses) earnings of equity investments, net of tax	(83)	(1.44)	12	0.21
Net income available to common shareholders	683	11.87	715	12.37

Common share dividends	(96)	(1.72)	(91)	(1.60)
Change in currency translation adjustment	129	2.24	56	0.97
Change in net unrealized gains or losses on investments, net of tax	38	0.66	(20)	(0.35)
(Repurchase) issuance of common shares, net	(213)	(3.71)	40	0.70
Other, net	(5)	(0.08)	(7)	(0.13)

Impact of change in number of common and common share equivalents outstanding	n/a	2.63	n/a	(0.46)

Common shareholders' equity / diluted book value per common share at end of period	$3,802	$67.96	$3,266	$56.07